As filed with the Securities and Exchange Commission on June 30, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of Principal Executive Offices)

28255
(Zip Code)

704.386.8486
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On June 30, 2005, Bank of America Corporation (the “Registrant”) and MBNA Corporation announced they had signed an Agreement and Plan of Merger dated as of June 30, 2005 (the “Merger Agreement”). The Merger Agreement has been approved by the Boards of Directors of the Registrant and MBNA, and is subject to customary closing conditions, including regulatory and MBNA stockholders’ approvals. Closing is expected in the fourth quarter of 2005. A copy of the press release announcing the merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information About This Transaction

The Registrant will file a Form S-4, MBNA will file a Proxy Statement and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”). MBNA will mail the Proxy Statement/Prospectus to its stockholders. These documents will contain important information about the transaction, and the Registrant and MBNA urge you to read these documents when they become available.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America’s website (www.bankofamerica.com) under the tab “About Bank of America” and then under the heading “Investor Relations” and then under the item “Complete SEC Documents”. You may also obtain these documents, free of charge, from MBNA’s website (www.mbna.com) under the tab “About MBNA” and then under the heading “Investor Relations” and then under the item “SEC Filings”.

Participants in This Transaction

The Registrant and MBNA and their respective directors and executive officers may be deemed participants in the solicitation of proxies from MBNA’s stockholders in connection with this transaction. Information about the directors and executive officers of the Registrant and MBNA and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement/Prospectus. You can find information about the Registrant’s executive officers and directors in the Registrant’s definitive proxy statement filed with the SEC on March 28, 2005. You can find information about MBNA’s executive officers and directors in their definitive proxy statement filed with the SEC on March 15, 2005. You can obtain free copies of these documents from the Registrant or MBNA using the contact information above.

Item 9.01.      Financial Statements and Exhibits.

(c)      Exhibits.

          The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 30, 2005 with respect to the Registrant and MBNA’s merger

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner

Teresa M. Brenner Associate General Counsel

     Dated: June 30, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 30, 2005 with respect to the Registrant and MBNA’s merger